Exhibit 10.1

CERTAIN INFORMATION, IDENTIFIED BY [*****], HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

AMENDMENT NO. 5
TO SECOND AMENDED AND RESTATED LOAN ORIGINATION AGREEMENT

This AMENDMENT NO. 5 TO SECOND AMENDED AND RESTATED LOAN ORIGINATION AGREEMENT (this “Amendment”), dated as of February 28, 2020 (the “Effective Date”), by and among GreenSky, LLC, a Georgia limited liability company (“Servicer”), GreenSky Servicing, LLC, a Georgia limited liability company (“GreenSky Servicing”), and Truist Bank (successor by merger to SunTrust Bank), a North Carolina banking corporation (“Lender”).

WITNESSETH:

WHEREAS, Servicer, GreenSky Servicing and Lender previously entered into that certain Second Amended and Restated Loan Origination Agreement (as amended, restated, supplemented or otherwise modified from time to time, the “LOA”), dated as of December 31, 2016;

WHEREAS, Servicer, GreenSky Servicing and Lender desire to amend the LOA to modify and clarify certain terms therein; and

WHEREAS, pursuant to Section 7.01 of the LOA, Servicer, GreenSky Servicing and Lender agree to amend the LOA pursuant to the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, receipt and sufficiency of which are hereby acknowledged by the parties hereto agree as follows:

Section 1. Definitions. Capitalized terms not otherwise defined herein shall have the meanings given to them in the LOA.

Section 2. Amendment to the LOA.

Subject to the satisfaction of the conditions precedent set forth in Section 4 below, the LOA shall be and hereby is amended as follows:

(a) Effective as of March 15, 2020, Section 2.01(a)(ii) of the LOA is hereby amended by deleting it in its entirety and replacing it with the following:

“Subject to Article VI, Lender will fund newly originated Loans for customers identified through the GreenSky® Program that meet the Underwriting Criteria and which meet any other requirements of this Origination Agreement up to a maximum of [*****] ($[*****]) Dollars in aggregate outstanding principal balances held on Lender’s balance sheet (the “Commitment Amount”); it being acknowledged and agreed that the evaluation of the outstanding principal balances of Loans for the purposes of complying with the Commitment Amount shall be performed at each month-end beginning March 31, 2020. Lender and Servicer shall mutually agree in writing to any further increase in the Commitment Amount above [*****] ($[*****]) Dollars. [*****].”

(b) Section 6.01 of the LOA is hereby deleted and the following is substituted in lieu thereof:

“Term. This Origination Agreement shall commence as of the Effective Date and shall continue until December 31, 2020 and shall automatically be extended for additional one year periods thereafter, until either party provides ninety (90) calendar days written notice prior to the date this Origination Agreement would otherwise be automatically extended that this Origination Agreement shall no longer be so extended, unless sooner terminated (i) as provided herein or (ii) upon the termination of the Servicing Agreement, which shall result in the immediate termination of this Origination Agreement.”

Section 3. Representations of Servicer, GreenSky Servicing and Lender. Each of Servicer, GreenSky Servicing and Lender hereby represents and warrants to the parties hereto that as of the date hereof each of the representations and warranties contained in the LOA are true and correct as of the date hereof and after giving effect to this Amendment (except to the extent that such representations and warranties expressly refer to an earlier date, in which case they are true and correct as of such earlier date).

Section 4. Conditions Precedent. The effectiveness of this Amendment is subject to the receipt by the parties hereto of a fully executed counterpart of this Amendment from each party.

Section 5. Amendment. The parties hereto hereby agree that, except as otherwise provided herein, the provisions and effectiveness of this Amendment shall apply to the LOA as of the date hereof. Except as amended by this Amendment, the LOA remains unchanged and in full force and effect. This Amendment shall constitute a transaction document.

Section 6. Counterparts. This Amendment may be executed by the parties in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument. The delivery of an executed counterpart hereof by facsimile or .pdf shall constitute delivery of an executed counterpart hereof.

Section 7. Captions. The headings of the Sections of this Amendment are for convenience of reference only and shall not modify, define, expand or limit any of the terms or provisions of this Amendment.

Section 8. Successors and Assigns. The terms of this Amendment shall be binding upon, and shall inure to the benefit of the parties and their respective successors and permitted assigns.

Section 9. Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 10. GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF GEORGIA, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

[Signature page follows]

IN WITNESS WHEREOF, Servicer, Lender and GreenSky Servicing have each caused this Amendment to be duly executed by their respective duly authorized officers as of the Effective Date.

GREENSKY, LLC

By: /s/ Tim Kaliban
Name: Tim Kaliban
Title: President
Date: March 11, 2020

GREENSKY SERVICING, LLC

By: /s/ Tim Kaliban
Name: Tim Kaliban
Title: President
Date: March 11, 2020

TRUIST BANK

By: /s/ Ivo Vissenberg
Name: Ivo Vissenberg
Title: Senior Vice President
Date: March 11, 2020
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